Equity transactions	12 Months Ended
Dec. 31, 2021
Equity transactions
Equity transactions

Note 15 - Equity transactions

Preferred stock

On January 29, 2008, the Company amended its articles of association and authorized 1,000,000 preferred shares. No preferred shares were issued or registered in the IPO. There were no preferred shares issued and outstanding as of December 31, 2021 and 2020.

Issuance of capital stock

2021

During 2021, 422,922 Investor Warrants and 95,653 Placement Agent were exercised. By April 7, 2022, the Company had issued a total of 439,770 shares from cashless exercise of those Warrants.

2020

On April 17, 2020, the Company entered into a Stock Purchase Agreement with Lin So Chun, unaffiliated third parties, pursuant to which the Company sold to Ms Lin, 4,500,000 shares of its ordinary stock, par value $0.004 per share (the “Shares”), respectively, at a per share purchase price of $0.80, for aggregate proceeds of $3.60 million. The Shares were offered and sold by the Company to the Investors in a series of private transactions pursuant to the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended. The investor paid full amount of $3.60 million, and the Company issued 4,500,000 shares on June 18, 2020.

Share-based compensation

On January 6, 2020, a total of 80,000 shares were issued to certain of the Company’s directors as their compensation for fiscal year of 2019, which vested immediately. The grant date fair value was $1.00 per share as quoted closing price on January 6, 2020.

2019

None.